Stock Options and Grants	9 Months Ended
Sep. 30, 2011
Stock Options and Grants [Abstract]
Stock Options and Grants [Text Block]
15.	Stock Options and Grants

In April 2010, prior to the PPM, the Company established the SG Blocks 2010 Restricted Unit Plan (the “2010 Plan”).  Under the 2010 Plan, the Company awarded restricted stock grants to eligible employees as determined by the Board of Directors, and were subject to certain vesting and forfeiture requirements.  Per the 2010 Plan, the maximum restricted stock grants that could be granted were equal to a percentage interest in the Company of 3.52% of the total equity of the Company.  During April 2010, the Company granted the total maximum allowable percentage of restricted stock grants, which equaled 17,655 shares of common stock. These shares vest upon a one year service condition. Vesting is accelerated upon the following events: an event constituting change of control, an initial public offering of the Company’s securities, the death or disability of the participant, or termination without cause, as outlined in the underlying agreement.  For the year ended December 31, 2010, the Company recognized stock-based compensation expense of $83,508, which is included in payroll and related expenses on the accompanying statement of operations.

The summary of activity for the Company’s restricted stock grants is presented as follows:

	Shares	Weighted Average Fair Value Per Share
Balance - January 1, 2010	-	$-
Granted	17,655	4.73
Vested	-	-
Forfeited/Cancelled	-	-
Balance - December 31, 2010	17,655	$4.73
Granted	-	-
Vested	-	-
Forfeited/Cancelled	-	-
Balance – September 30, 2011	17,655	$4.73